The Japan Fund, Inc.

Supplement to the Prospectuses dated May 1, 2002

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The following replaces "The portfolio managers" section:

The following people handle the day-to-day management of the fund.

  Sean Lenihan                            Timothy Griffen
  Managing Director of Deutsche Asset     Senior Vice President of Deutsche
  Management and Portfolio Manager of     Asset Management and Portfolio
  the fund.                               Manager of the fund.
    o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
      and the fund in 2001.                   in 1997 and the fund in 2002.
    o Over 10 years of investment           o Over 11 years of investment
      experience in Japanese equities.        industry experience.
    o Previously served as a Japanese       o Previously served as a portfolio
      large cap equity analyst and later      manager responsible for investing
      a Japanese small-medium cap fund        in Japan and the Pacific Basin
      manager/analyst for Schroder            for Draycott Partners for the six
      Investment Management (Japan) Ltd.      years prior to joining the
      for the seven years prior to            advisor.
      joining the advisor.                  o MBA, University of South Carolina.

  Kuniyuki Kashiwazaki
  Vice President of Deutsche Asset
  Management and Portfolio Manager of
  the fund.
    o Joined Deutsche Asset Management in
      2001 and the fund in 2002.
    o Over 12 years combined investment
      experience in equities and bonds.
    o Previously served as a Pan-European
      equity fund manager and later a U.S.
      equity fund manager for Aozora Asset
      Management (formerly known as NCB
      Investment Management) for the four
      years prior to joining the advisor.
    o MBA, Stanford University;
      Certified Financial Analyst.



May 31, 2002